UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): May 24, 2005

SIPEX CORPORATION

(Exact name of Registrant as specified in its charter)

Delaware	000-27892	04-6135748

(State of incorporation)	(Commission file number)	(IRS. Employer Identification No.)

233 South Hillview Drive
Milpitas, CA 95053

(Address of principal executive offices)

(408) 934-7500

(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2 (b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4 (c))

Item 7.01 Regulation FD Disclosure
SIGNATURES

Item 7.01 Regulation FD Disclosure

     On May 24, 2005, Stephens, Inc. published a research report regarding Sipex Corporation (the “Company”) that the Company has learned reflected, in part, discussions with a senior officer of the Company. The following information was presented: (1) that the Company has been transparent and open throughout the Nasdaq delisting process following the missed filing of its Annual Report on Form 10-K for the fiscal year ending January 1, 2005, and that the Company cannot handicap the outcome of the Nasdaq delisting hearing at this point in time; (2) that the Company is unlikely to be taken private in the near future because the Company must first restate its financial statements and, after that process is complete, it would not make sense to go private; (3) that Stephens’ believes that the Company is relatively close to finishing the work associated with restating its financial statements for the affected periods, but that their exists uncertainty insofar as how long it may take the Company’s auditors, which have not been involved in auditing the Company’s restatement efforts to date, to review and audit the restated financials; (4) that Stephens’ believes that the Company has a relatively straightforward path to cash flow breakeven dependent on the Company fixing issues with its fab and on increasing sales; and (5) that the Company plans to hire a permanent CEO in the next several months.

     The Company makes no representations as to the materiality of the above-listed information or the accuracy of the Stephens, Inc. research report. This report is deemed furnished (and not filed) under Item 7.01 of Form 8-K.

     This report contains forward-looking statements. These forward-looking statements include statements regarding the potential outcome of the Nasdaq delisting process, speculation as to the likelihood of the Company going private, the timing of completion of the restatement of the Company’s financials and the Company’s auditor’s review thereof, the timing of filing the Company’s restated financials and periodic reports with the SEC and the Company’s anticipated future financial performance. These statements are just predictions and involve risks and uncertainties, such that actual results may differ significantly. These risks include, but are not limited to, the investment strategy and desires of the Company’s shareholders, the Company’s ability to successful restate its financial statements, the results of the Company’s auditor’s review of the restated financial statements, product demand fluctuations, the Company’s operational performance, and economic conditions both in the U.S. and internationally.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

SIPEX CORPORATION (Registrant)
Dated: May 25, 2005	By:	/s/ Clyde R. Wallin
Clyde R. Wallin
Chief Financial Officer and Treasurer